UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 3, 2025

Jackson Financial Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40274	98-0486152
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1 Corporate Way, Lansing, Michigan	48951
(Address of principal executive offices)	(Zip Code)

(517) 381-5500

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Exchange on Which Registered

Common Stock, Par Value $0.01 Per Share	JXN	New York Stock Exchange

Depositary Shares, each representing a 1/1,000th interest in a share of Fixed-Rate Reset Noncumulative Perpetual Preferred Stock, Series A	JXN PRA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Retirement of Craig D. Smith, President and CEO of PPM America, Inc.

On October 3, 2025, Craig D. Smith, President and CEO of PPM America, Inc. (“PPM”), an indirect, wholly-owned subsidiary of Jackson Financial Inc. (“JFI” or the “Company”), notified JFI that he intends to retire effective December 31, 2025.

While a search is conducted for his successor, Mr. Smith will begin to transition his day-to-day leadership responsibilities of PPM to Christopher A. Raub, President, Jackson National Life Insurance Company (“JNLIC”), who will serve as the interim leader of PPM following Mr. Smith’s retirement. Mr. Raub has spent more than 25 years with Jackson in various roles, including Chief Risk Officer of Jackson and senior managing director and head of insurance assets at PPM. While serving in this interim capacity, Mr. Raub will maintain his responsibilities as President of JNLIC, including oversight of Jackson’s distribution, product development, operations, information technology and sub-advisor/fund accounting functions.

Retirement of Marcia Wadsten, Senior Advisor and former Executive Vice President and Chief Financial Officer

On October 7, 2025, JNLIC entered into a retirement agreement (the “Retirement Agreement”) with Marcia Wadsten, former senior advisor of JNLIC and former chief financial officer of JFI, in connection with Ms. Wadsten’s last day of employment on September 26, 2025. Under the terms and conditions of the Retirement Agreement and consistent with the terms of the Jackson Financial Inc. 2021 Omnibus Incentive Plan as it relates to qualifying retirement, JNLIC will make payments in shares of JFI common stock to Ms. Wadsten for previously granted long-term incentive plan awards, contingent upon the achievement of performance metrics and other provisions set forth in the applicable program documents and upon payment terms set forth in the award agreements. The Retirement Agreement also includes provisions regarding restrictive covenants relating to confidential information, non-solicitation, non-competition and a release. Ms. Wadsten will receive other compensation pursuant to certain Company plans, including health and welfare, retirement, and other benefits typically available to our executives.

The foregoing is a summary description of the material provisions of the Wadsten Retirement Agreement, a copy of which will be filed as an exhibit to JFI’s Form 10-K for the fiscal year ending December 31, 2025.

Item 7.01. Regulation FD Disclosure.

On October 8, 2025, the Company issued a press release announcing the retirement of Mr. Smith as President and CEO of PPM America, Inc. A copy of that press release is furnished as Exhibit 99.1.

SAFE HARBOR

The information in this report contains forward-looking statements about future events and circumstances and their effects upon revenues, expenses and business opportunities. Generally speaking, any statement in this report not based upon historical fact is a forward-looking statement. Forward-looking statements can also be identified by the use of forward-looking or conditional words, such as “could,” “should,” “can,” “continue,” “estimate,” “forecast,” “intend,” “look,” “may,” “will,” “expect,” “believe,” “anticipate,” “plan,” “predict,” “remain,” “future,” “confident,” and “commit” or similar expressions. In particular, statements regarding plans, strategies, prospects, targets and expectations regarding the business and industry are forward-looking statements. They reflect expectations, are not guarantees of performance and speak only as of the dates the statements are made. We caution investors that these forward-looking statements are subject to known and unknown risks and uncertainties that may cause actual results to differ materially from those projected, expressed, or implied. Factors that could cause actual results to differ materially from those in the forward-looking statements include those reflected in Part I, Item 1A. Risk Factors and Part II, Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations in our Annual Report on Form 10-K for the year ended December 31, 2024, as filed with the U.S. Securities and Exchange Commission (“SEC”) on February 26, 2025, and elsewhere in the Company’s reports filed with the SEC. Except as required by law, Jackson Financial Inc. does not undertake to update such forward-looking statements. You should not rely unduly on forward-looking statements.

We routinely use our investor relations website, at investors.jackson.com, as a primary channel for disclosing key information to our investors. We may use our website as a means of disclosing material, non-public information and for complying with our disclosure obligations. Accordingly, investors should monitor our investor relations website, in addition to following our press releases, filings with the SEC, public conference calls, presentations, and webcasts. We and certain of our senior executives may also use social media channels to communicate with our investors and the public about our Company and other matters, and those communications could be deemed to be material information. The information contained on, or that may be accessed through, our website, our social media channels, or our executives’ social media channels, is not incorporated by reference into and is not part of this report.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press release issued October 8, 2025, announcing Craig Smith’s retirement.
104	Cover Page Interactive Data File (the coverage page XBRL tags are embedded within the Inline XBRL Document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JACKSON FINANCIAL INC.

	By:	/s/ Carrie L. Chelko
Carrie L. Chelko
Executive Vice President and General Counsel
Date: October 8, 2025